Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act o 1934, as amended, the persons named below agree to the joint filing on behalf o each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Tengasco, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to suc joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 4th day of March, 2004.


Dated:  March 4, 2004

                               SC FUNDAMENTAL VALUE FUND, L.P.

                               By: SC Fundamental LLC, as General Partner


                               By: /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler, Member


                               SC FUNDAMENTAL LLC


                               By:  /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler, Member


                               SC FUNDAMENTAL VALUE BVI, LTD.


                               By: SC Fundamental Value BVI, Inc., as managing
                                   general partner of investment manager

                               By: /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler, Vice President


                               SC-BVI PARTNERS


                               By: SC Fundamental Value BVI, Inc., as managing general partner


                               By: /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler, Vice President



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                               PMC-BVI, INC.


                               By: /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler as Attorney-in-Fact for
                                    Peter M. Collery, President (1)


                               SC FUNDAMENTAL VALUE BVI, INC.


                               By:  /s/ Neil H. Koffler
                                  ---------------------------------------------
                                    Neil H. Koffler, Vice President

                                /s/ Neil H. Koffler
                               -------------------------------------------------
                               Neil H. Koffler as Attorney-in-Fact for
                               Peter M. Collery (1)

                                /s/ Neil H. Koffler
                               -------------------------------------------------
                                Neil H. Koffler


(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.




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